Exhibit 5.3

Akerman LLP 401 E. Jackson Street Suite 1700 Tampa, FL 33602-5250

August 11, 2014

Omega Healthcare Investors, Inc.
200 International Circle
Suite 3500
Hunt Valley, Maryland 21030

Re:        Registration Statement on Form S-4
SEC File No. 333-[●]
Filed by Omega Healthcare Investors, Inc.

Ladies and Gentlemen:

We have served as special Florida counsel to Florida Real Estate Company, LLC, a Florida limited liability company (“FREC”), Pensacola Real Estate Holdings I, Inc., a Florida corporation (“Pensacola I”), Pensacola Real Estate Holdings II, Inc., a Florida corporation (“Pensacola II”), Pensacola Real Estate Holdings III, Inc., a Florida corporation (“Pensacola III”), Pensacola Real Estate Holdings IV, Inc., a Florida corporation (“Pensacola IV”), Pensacola Real Estate Holdings V, Inc., a Florida corporation (“Pensacola V”), Skyler Pensacola, Inc., a Florida corporation (“Skyler” and, together with FREC, Pensacola I, Pensacola II, Pensacola III, Pensacola IV, Pensacola V, and Skyler, the “Florida Subsidiaries”), each of which is a wholly owned, direct or indirect, as applicable, subsidiary of Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) to be filed by the Parent and the subsidiary guarantors listed on Schedule I hereto (the “Subsidiary Guarantors”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offer by the Parent (the “Exchange Offer”) to exchange up to $400,000,000 in aggregate principal amount of the Parent’s registered 4.950% Senior Notes due 2024 (the “Exchange Notes”) for an equal aggregate principal amount of its existing 4.950% Senior Notes due 2024 issued and outstanding in the aggregate principal amount of $400,000,000 (the “Initial Notes”), under the indenture dated as of March 11, 2014 (the “Original Indenture”), among the Parent, the Subsidiary Guarantors signatory thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture dated as of June 27, 2014 (the Original Indenture, as so supplemented, being herein referred to as the “Indenture”).  All capitalized terms which are defined in the Indenture shall have the same meanings when used herein, unless otherwise specified.

We have not been involved in the preparation of the Registration Statement, nor were we involved in the negotiation, preparation or execution of the Indenture, the Guarantees (as defined below), or any of the related agreements executed or delivered in connection with the Initial Notes or the Exchange Notes. We have been retained solely for the purpose of rendering certain opinions pursuant to Florida and New York law with respect to the Florida Subsidiaries.

akerman.com

Omega Healthcare Investors, Inc.
August 11, 2014
Page -2-

In connection with issuing this opinion, we have reviewed originals or copies of the following documents:

(i)	the Registration Statement (including all exhibits thereto);

(ii)	the Indenture, including the form of the guarantees of the Exchange Notes (each, a “Guarantee” and, collectively, the “Guarantees”) provided for therein;

(iii)	the Initial Notes;

(iv)	the form of the Exchange Notes;

(v)	the Articles of Organization of FREC, certified as true and correct by the Secretary of FREC as of August 11, 2014;

(vi)	the Second Amended and Restated Limited Liability Company Agreement of FREC, dated January 22, 2010, true, correct and complete by the Secretary of FREC as of August 11, 2014;

(vii)
resolutions adopted by written consent of the sole member of FREC as of March 4, 2014, authorizing, among other things, the execution and delivery by FREC of a Guarantee, certified as true, correct and complete by the Secretary of FREC as of August 11, 2014;

(viii)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date FREC is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active;

(ix)	the Articles of Incorporation of Pensacola I and all amendments thereto, certified as true and correct by the Secretary of Pensacola I as of August 11, 2014;

(x)	the Bylaws of Pensacola I and all amendments thereto, certified as true, correct and complete by the Secretary of Pensacola I as of August 11, 2014;

(xi)
corporate resolutions adopted by written consent of the Board of Directors of Pensacola I as of March 4, 2014, authorizing, among other things, the execution and delivery by Pensacola I of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola I as of August 11, 2014;

(xii)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date Pensacola I is a corporation organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active;

(xiii)	the Articles of Incorporation of Pensacola II and all amendments thereto, certified as true and correct by the Secretary of Pensacola II as of August 11, 2014;

Omega Healthcare Investors, Inc.
August 11, 2014
Page -3-

(xiv)	the Bylaws of Pensacola II and all amendments thereto, certified as true, correct and complete by the Secretary of Pensacola II as of August 11, 2014;

(xv)
corporate resolutions adopted by written consent of the Board of Directors of Pensacola II as of March 4, 2014, authorizing, among other things, the execution and delivery by Pensacola II of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola II as of August 11, 2014;

(xvi)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date Pensacola II is a corporation organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active;

(xvii)	the Articles of Incorporation of Pensacola III and all amendments thereto, certified as true and correct by the Secretary of Pensacola III as of August 11, 2014;

(xviii)	the Bylaws of Pensacola III and all amendments thereto, certified as true, correct and complete by the Secretary of Pensacola III as of August 11, 2014;

(xix)
corporate resolutions adopted by written consent of the Board of Directors of Pensacola III as of March 4, 2014, authorizing, among other things, the execution and delivery by Pensacola III of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola III as of August 11, 2014;

(xx)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date Pensacola III is a corporation organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active;

(xxi)	the Articles of Incorporation of Pensacola IV and all amendments thereto, certified as true and correct by the Secretary of Pensacola IV as of August 11, 2014;

(xxii)	the Bylaws of Pensacola IV and all amendments thereto, certified as true, correct and complete by the Secretary of Pensacola IV as of August 11, 2014;

(xxiii)
corporate resolutions adopted by written consent of the Board of Directors of Pensacola IV as of March 4, 2014, authorizing, among other things, the execution and delivery by Pensacola IV of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola IV as of August 11, 2014;

(xxiv)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date Pensacola IV is a corporation organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active;

(xxv)	the Articles of Incorporation of Pensacola V and all amendments thereto, certified as true and correct by the Secretary of Pensacola V as of August 11, 2014;

Omega Healthcare Investors, Inc.
August 11, 2014
Page -4-

(xxvi)	the Bylaws of Pensacola V and all amendments thereto, certified as true, correct and complete by the Secretary of Pensacola V as of August 11, 2014;

(xxvii)
corporate resolutions adopted by written consent of the Board of Directors of Pensacola V as of March 4, 2014, authorizing, among other things, the execution and delivery by Pensacola V of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola V as of August 11, 2014;

(xxviii)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date Pensacola V is a corporation organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active;

(xxix)	the Articles of Incorporation of Skyler and all amendments thereto, certified as true and correct by the Secretary of Skyler as of August 11, 2014;

(xxx)	the Bylaws of Skyler and all amendments thereto, certified as true, correct and complete by the Secretary of Skyler as of August 11, 2014;

(xxxi)
corporate resolutions adopted by written consent of the Board of Directors of Skyler as of March 4, 2014, authorizing, among other things, the execution and delivery by Skyler of a Guarantee, certified as true, correct and complete by the Secretary of Skyler as of August 11, 2014; and

(xxxii)
a Certificate of the Secretary of State of Florida issued on June 13, 2014, stating, among other things, that as of such date Skyler is a corporation organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2014, and its status is active.

The documents in paragraphs (i) through (iv) above are collectively referred to as the “Transaction Documents,” and the term Transaction Documents shall not include any other documents, contracts or matters referred to or described therein.  The documents in paragraphs (v) through (xxxii) above are collectively referred to as the “Organizational and Authority Documents.”  Other than our review of the Transaction Documents and the Organizational and Authority Documents, we have not reviewed any other documents or made any independent investigation for the purpose of rendering this opinion, and we make no representation as to the scope or sufficiency of our documentation review for your purposes.

We have, with your consent, assumed that certificates of public officials dated earlier than the date of this opinion letter remain accurate from such earlier dates through and including the opinion letter date.

Omega Healthcare Investors, Inc.
August 11, 2014
Page -5-

In rendering the opinions set forth herein, we have relied, without investigation, on each of the following assumptions: (a) the legal capacity of each natural person to take all actions required of each such person in connection with the Exchange Offer; (b) the legal existence of each party to the Transaction Documents, other than the Florida Subsidiaries; (c) the power of each party to the Transaction Documents, other than the Florida Subsidiaries, to execute, deliver, and perform all Transaction Documents executed and delivered by such party and to do each other act done or to be done by such party; (d) the authorization, execution, and delivery by each party, other than the Florida Subsidiaries, of each Transaction Document executed and delivered or to be executed and delivered by such party; (e) the legality, validity, binding effect, and enforceability as to each party, other than the Florida Subsidiaries, of each Transaction Document executed and delivered by such party or to be executed and delivered and of each other act done or to be done by such party; (f) there have been no undisclosed modifications of any provision of any document reviewed by us in connection with the rendering of this opinion letter, and no undisclosed prior waiver of any right or remedy contained in any of the Transaction Documents; (g) the genuineness of each signature, the completeness of each document submitted to us, the authenticity of each document reviewed by us as an original, the conformity to the original of each document reviewed by us as a copy, and the authenticity of the original of each document received by us as a copy or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) or other sites maintained by a court or government authority or regulatory body, and the authenticity of the originals or such latter documents, and if any document we examined in printed, word processed or similar form has been filed with the Commission on EDGAR or such court or governmental authority or regulatory body, we have further assumed that the document so filed is identical to the document we examined except for formatting changes; (h) the truthfulness of each statement as to all factual matters otherwise not known to us to be untruthful contained in any document encompassed within the diligence review undertaken by us; (i) each certificate or other document issued by a public authority is accurate, complete, and authentic as of the date of this opinion letter, and all official public records (including their proper indexing and filing) are accurate and complete; (j) the Exchange Offer and the conduct of the parties to the Exchange Offer comply with any requirement of good faith, fair dealing, and conscionability; (k) routine procedural matters such as service of process or qualification to do business in the relevant jurisdiction(s) will be satisfied by the parties seeking to enforce the Transaction Documents; (l) agreements (other than the Transaction Documents as to which opinions are being given) and judgments, decrees, and orders reviewed in connection with rendering the opinions will be enforced as written; (m) there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement, modify, or qualify the terms of the Transaction Documents or the rights of the parties thereunder; (n) the payment of all required documentary stamp taxes, intangible taxes, and other taxes and fees imposed upon the execution, filing, or recording of documents; and (o) with respect to the Exchange Offer and the Transaction Documents, including the inducement of the parties to enter into and perform their respective obligations thereunder, there has been no mutual mistake of fact or undue influence and there exists no fraud or duress.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations, and exceptions set forth herein, we are of the opinion that, when (a) the Registration Statement has become effective under the Act, (b) the Indenture has become duly qualified under the Trust Indenture Act of 1939, as amended, and (c) the Exchange Notes (in the form examined by us) have been duly executed by the Parent and authenticated and delivered by the Trustee and issued in exchange for the Initial Notes and the Guarantee of each Florida Subsidiary (in the form examined by us) has been duly executed by each such Florida Subsidiary, each in accordance with the provisions of the Indenture upon consummation of the Exchange Offer, and otherwise in accordance with the terms of the Registration Statement and the exhibits thereto, the Guarantee of each Florida Subsidiary provided for in the Indenture will constitute a valid and binding obligation of each such Florida Subsidiary.

Omega Healthcare Investors, Inc.
August 11, 2014
Page -6-

The following Florida, New York and federal laws, rules and regulations are expressly excluded from the scope of this opinion letter: (a) securities laws, rules, and regulations; (b) Federal Reserve Board margin regulations; (c) laws, rules, and regulations regulating banks and other financial institutions, insurance companies, and investment companies; (d) pension and employee benefit laws, rules, and regulations, such as the Employee Retirement Income Security Act (ERISA); (e) labor laws, rules, and regulations, including laws on occupational safety and health (OSHA); (f) antitrust and unfair competition laws, rules, and regulations; (g) laws, rules, and regulations concerning compliance with fiduciary requirements; (h) laws, rules, and regulations concerning the creation, attachment, perfection, and priority of any lien or security interest; (i) laws, rules, and regulations relating to taxation; (j) bankruptcy, fraudulent conveyance, fraudulent transfer, and other insolvency laws; (k) environmental laws, rules, and regulations; (l) laws, rules, and regulations relating to patents, copyrights, trademarks, trade secrets, and other intellectual property; (m) local laws, statutes, administrative decisions, ordinances, rules, or regulations, including any zoning, planning, building, occupancy, or other similar approval or permit or any other ordinance or regulation of any county, municipality, township, or other political subdivision of the State of Florida; (n) criminal and state forfeiture laws and any racketeering laws, rules, and regulations; (o) other statutes of general application to the extent that they provide for criminal prosecution; (p) laws relating to terrorism or money laundering; (q) laws, regulations, and policies concerning national and local emergency and possible judicial deference to acts of sovereign states; (r) filing or consent requirements under any of the foregoing excluded laws; and (t) judicial and administrative decisions to the extent they deal with any of the foregoing excluded laws.

The foregoing opinion is subject to the following exceptions, qualifications, and limitations:

The opinion above is limited by: (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and similar law affecting the rights of creditors’ generally; and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

No opinion is expressed herein with respect to any provision of the Transaction Documents that: (a) purports to excuse a party from liability for the party’s own acts; (b) purports to make void any act done in contravention thereof; (c) purports to authorize a party to act in the party’s sole discretion or purports to provide that determination by a party is conclusive; (d) requires waivers or amendments to be made only in writing; (e) purports to effect waivers of constitutional, statutory, or equitable rights or the effect of applicable laws, waivers of any statute of limitations, or waivers of broadly or vaguely stated rights, of unknown future defenses or of rights to damages; (f) imposes or permits: (i) liquidated damages, (ii) the appointment of a receiver, (iii) penalties, (iv) indemnification for gross negligence, willful misconduct, or other wrongdoing, (v) confessions of judgment, or (vi) rights of self-help or forfeiture; (g) purports to limit or alter laws requiring mitigation of damages; (h) concerns choice of forum, consent or submission to the personal or subject matter jurisdiction of courts, venue of actions, or means of service of process, waivers of rights to jury trials, and agreements regarding arbitration; (i) purports to reconstitute the terms thereof as necessary to avoid a claim or defense of usury; (j) purports to require a party thereto to pay or reimburse attorneys’ fees incurred by another party, or to indemnify another party therefor, which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys’ fees; (k) relates to the evidentiary standards or other standards by which the Transaction Documents are to be construed, including, but not limited to, provisions that attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings; (l) enumerates that remedies are not exclusive or that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative; (m) constitutes severability provisions; (n) permits the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failures to perform; (o) purports to create rights to setoff otherwise than in accordance with applicable law; (p) contains a blanket prohibition on assignments or a specific prohibition on assignment of payments due or to come due; or (q) purports to entitle any party to specific performance of any provision thereof.

Omega Healthcare Investors, Inc.
August 11, 2014
Page -7-

We do not express any opinion as to the laws of any jurisdiction other than the States of Florida and New York and the United States of America.  We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purposes.

This opinion letter speaks only as of the date hereof, and we assume no obligation to update or supplement this opinion letter if any applicable laws change after the date of this opinion letter or if we become aware after the date of this opinion letter of any facts, whether existing before or arising after the date hereof, that might change the opinions expressed above.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name therein and in the related prospectus under the caption “Legal Matters” in the prospectus filed as a part thereof.  We also consent to your filing copies of this opinion as an exhibit to the Registration Statement with agencies of such states as you deem necessary in the course of complying with the laws of such states regarding the Exchange Offer.  In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

/s/ Akerman LLP

Akerman LLP

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or Other Jurisdiction of Formation
Encanto Senior Care, LLC	Arizona
13922 Cerise Avenue, LLC	California
245 East Wilshire Avenue, LLC	California
3806 Clayton Road, LLC	California
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
2425 Teller Avenue, LLC	Colorado
Bayside Colorado Healthcare Associates, Inc.	Colorado
OHI (Connecticut), Inc.	Connecticut
Bayside Street II, Inc.	Delaware
Carnegie Gardens LLC	Delaware
CFG 2115 Woodstock Place LLC	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or Other Jurisdiction of Formation
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Desert Lane LLC	Delaware
Greenbough, LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or Other Jurisdiction of Formation
LAD I Real Estate Company, LLC	Delaware
North Las Vegas LLC	Delaware
NRS Ventures, L.L.C.	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or Other Jurisdiction of Formation
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or Other Jurisdiction of Formation
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE – E, LLC	Delaware
OHI Asset CSE – U, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Mezz Lender, LLC	Delaware
Panama City Nursing Center LLC	Delaware
Skyler Maitland LLC	Delaware
Suwanee, LLC	Delaware
Florida Real Estate Company, LLC	Florida
Pensacola Real Estate Holdings I, Inc.	Florida
Pensacola Real Estate Holdings II, Inc.	Florida
Pensacola Real Estate Holdings III, Inc.	Florida
Pensacola Real Estate Holdings IV, Inc.	Florida
Pensacola Real Estate Holdings V, Inc.	Florida
Skyler Pensacola, Inc.	Florida
OHI (Illinois), Inc.	Illinois
OHI (Indiana), Inc.	Indiana
OHI (Iowa), Inc.	Iowa
Sterling Acquisition Corp.	Kentucky
48 High Point Road, LLC	Maryland
Arizona Lessor - Infinia, Inc.	Maryland
Bayside Street, Inc.	Maryland
Colorado Lessor - Conifer, Inc.	Maryland

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or Other Jurisdiction of Formation
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Florida Lessor – Meadowview, Inc.	Maryland
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland
Indiana Lessor – Wellington Manor, Inc.	Maryland
OHI Asset (PA) Trust	Maryland
OHI Asset II (PA) Trust	Maryland
OHI Asset III (PA) Trust	Maryland
OHI Asset IV (PA) Silver Lake Trust	Maryland
OHI Tennessee, Inc.	Maryland
Omega TRS I, Inc.	Maryland
Texas Lessor – Stonegate GP, Inc.	Maryland
Texas Lessor – Stonegate, Limited, Inc.	Maryland
Texas Lessor – Stonegate, LP	Maryland
Washington Lessor – Silverdale, Inc.	Maryland
OHIMA, Inc.	Massachusetts
1200 Ely Street Holdings Co. LLC	Michigan
42235 County Road Holdings Co. LLC	Michigan
Dixie White House Nursing Home, Inc.	Mississippi
Ocean Springs Nursing Home, Inc.	Mississippi
Skyler Boyington, Inc.	Mississippi
Skyler Florida, Inc.	Mississippi
Canton Health Care Land, Inc.	Ohio
Colonial Gardens, LLC	Ohio
Dixon Health Care Center, Inc.	Ohio
Hutton I Land, Inc.	Ohio
Hutton II Land, Inc.	Ohio
Hutton III Land, Inc.	Ohio
Leatherman 90-1, Inc.	Ohio
Leatherman Partnership 89-1, Inc.	Ohio
Leatherman Partnership 89-2, Inc.	Ohio
Meridian Arms Land, Inc.	Ohio
Orange Village Care Center, Inc.	Ohio
St. Mary’s Properties, Inc.	Ohio
The Suburban Pavilion, Inc.	Ohio
Wilcare, LLC	Ohio
Pavillion North Partners, Inc.	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, Inc.	Pennsylvania